January 2017 Corporate Overview

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical development of our protein therapies, potential milestone and royalty payments under the Roche license agreement, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various important factors, including: the occurrence of any event change or other circumstances that could give rise to the termination of the Roche license agreement, the uncertainties inherent in receiving future payments pursuant to the Roche license agreement, the uncertainties inherent in the initiation and conduct of clinical trials, our ability to successfully develop our product candidates and complete our planned clinical programs, our ability to obtain marketing approvals for our product candidates, expectations regarding our ongoing clinical trials, availability and timing of data from clinical trials, whether interim results from a clinical trial will be predictive of the final results of the trial or results of early clinical studies will be indicative of the results of future studies, the adequacy of any clinical models, expectations regarding regulatory approvals, our ability to obtain, maintain and protect our intellectual property for our technology and products, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements, other matters that could affect the financial performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) for the quarter ended September 30, 2016 and other reports on file with the SEC. The forward-looking statements contained in this presentation are made as of the date hereof, and Eleven assumes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise except as required by applicable law. Forward-Looking Statements 2

Recent Developments • Eleven Biotherapeutics (Eleven) is a clinical stage company engineering and developing protein-based therapeutics for human disease • On August 16th, 2016 Eleven completed an exclusive licensing deal for EBI- 031 with Roche ‒ EBI-031 is a humanized monoclonal antibody that potently binds interleukin-6 (IL-6) and inhibits all known forms of IL-6 cytokine signaling ‒ Received $30 million in upfront and milestone payments ‒ Could receive up to an additional $240 million upon the achievement of certain future regulatory, development and commercialization milestones • $20M milestone on initiation of a Phase 2 study ‒ Entitled to receive tiered royalties with rates for net sales of potential future products containing EBI-031 and 50% of these rates of any other potential future products containing other Eleven IL-6 compounds. ‒ Buy Out Options: • Before start of Ph 3: $135 million • Before BLA Filing: $265 million (EU COM IP) $220 million (No EU COM IP) • On September 20th, 2016 Eleven acquired Viventia Bio Inc. (Viventia) 3

Company Highlights • Eleven is now a clinical stage oncology company developing Targeted Protein Therapeutics (TPTs) ‒ TPTs are single fusion protein constructs with a differentiated payload mechanism, eliminating the need for payload conjugation and expensive multi-step manufacturing ‒ Designed to overcome the challenges of existing Antibody Drug Conjugates (ADCs) • Two clinical stage locally-administered product candidates ‒ Vicinium™ is being developed for high-grade non-muscle invasive bladder cancer (NMIBC) • Currently in a Phase 3 Registrational clinical trial in the U.S. and Canada ‒ Proxinium™ is being developed for recurrent locally advanced or metastatic squamous cell carcinoma of the head and neck (SCCHN) • Plan to commence a clinical trial in combination with a checkpoint inhibitor in 1H 2017 • Innovative systemic product platform to drive growth ‒ Utilizes deBouganin, a proprietary protein toxin payload optimized for minimal immunogenicity 4

Product Pipeline Product Candidate Payload Indication Pre-clinical Ph 1 Ph 2 Ph 3 Locally-administered TPTs Vicinium ETA BCG refractory high-grade NMIBC Proxinium in combination with Checkpoint Inhibitor ETA Late-stage SCCHN Systemically-administered TPTs VB6-845d deBoug Solid tumors Partnered Assets EBI-031 (Roche) n/a Diabetic Macular Edema 5

Experienced Leadership Team Steve Hurly President, CEO, and Director Arthur DeCillis, MD Chief Medical Officer John McCabe, CPA Chief Financial Officer Greg Adams, PhD Chief Development Officer Glen MacDonald, PhD Chief Scientific Officer Wendy L. Dixon, PhD Chair Abbie C. Celniker, PhD Paul Chaney Leslie L. Dan, BSc Phm, MBA, CM Dan Lynch Jay S. Duker, MD Barry J. Gertz, MD, PhD Jane V. Henderson MANAGEMENT TEAM BOARD OF DIRECTORS 6

Antibody Drug Conjugates ADC payloads are not well matched to the cancer they are developed to treat ̶ typically subject to multidrug resistance (MDR) mechanisms* ̶ Not active against cancer stem cells Many ADCs suffer from unstable chemical linkers between the antibody and drug ̶ Unstable linkers can prematurely release drug causing off target toxicities ADCs typically employ large intact monoclonal antibody (MAb) molecules ̶ Prolonged half life in circulation of MAbs increases the potential for toxicity 7 Current Antibody Drug Conjugates (ADCs) have shown promise in the treatment of some cancers but are hindered by a number of issues Difficult, expensive multi-step manufacturing ̶ GMP drug and MAb made separately and conjugated *Diamantis, M. and Bonerji, U. Br J Cancer 114 (4) pp 362 – 367, 2016

TPTs Designed to Overcome Limitations and Improve on Existing ADCs TPTs: • Designed to deliver a greater amount of drug to the tumor bed with deeper penetration ‒ Engineered utilizing antibody fragments (single chains and Fabs) • Designed to kill a broader array of cancer cells within a targeted tumor ‒ Powerful protein synthesis inhibitors designed to kill both rapidly proliferating and slower growing cancer cells including potentially cancer “stem cells” • May promote therapeutic immune responses ‒ Potential combinations with checkpoint inhibitors and other I/O products ‒ Unlike chemotherapy targeted to cancer - no damage to critical immune cell populations* • Potentially improved safety profile due to stable, genetically engineered linkers - product candidates are single proteins ‒ Designed to remain intact until internalized into targeted cancer cell • One-step manufacturing ‒ More efficient than existing ADC manufacturing ‒ Cost-effective E. Coli system 8 *Rébé & Ghiringhelli. Future Oncol. 2015 Sep 17

Fully biologic constructs that are designed through recombination of key components as single gene-fused proteins One Targeting Moiety + Linker + Protein toxin Furin Cleavable Non- Cleavable scFv Fab Diabody DeBouganin ETA (Pseudomonas Exotoxin A) Designed for loco-regional delivery Vicinium and Proxinium De-immunized toxin designed for systemic delivery VB6-845d or or 9 Fit for Purpose TPT Design

Treatment of High-Grade NMIBC 10

Vicinium: Loco-Regional Delivery Truncated Pseud. exotoxin A (ETA) C ̶ Binds specifically to EpCAM-positive cells ̶ Enters cell after binding to EpCAM ̶ Minimal to no EpCAM expression on normal bladder cells ̶ EpCAM over-expressed in high grade NMIBC ̶ Potent payload ̶ Requires antibody binding to enter into a cell ̶ Induces cell death C Anti-EpCAM single-chain Fv antibody fragment Single chain anti-EpCAM antibody fragment fused with Pseudomonas exotoxin A (ETA) 11

Vicinium: Mechanism of Action 12

Vicinium: Treatment of High-Grade NMIBC • Bladder Cancer - 2nd most common cancer of genitourinary system ‒ Ninth most common cancer diagnosed worldwide (~430,000 new patients/year)* ‒ In the U.S., bladder cancer has the highest per patient treatment costs • Indirect costs of $184,762 to $461,907 per patient. • Non-muscle invasive bladder cancer (NMIBC) is treated by urologists, accounts for 70-80% of all bladder cancers • Bacillus Calmette-Guerin (BCG) with or without transurethral resection of the bladder tumor (TURBT) is first-line treatment for high-grade NMIBC ‒ High failure rates in high-grade disease (50% within 1 year, 90% percent within 5 years) • Initial market opportunity is for high-grade NMIBC patients refractory to BCG • No major advances in 40 years *World Cancer Research Fund (http://www.wcrf.org/int/cancer-facts-figures/worldwide-dataInternational) 13

Vicinium: Treatment of High-Grade NMIBC Expanded indications - In addition to the initial BCG refractory market, we believe Vicinium may have applications in the following additional indications: • Retreatment: Patients who respond to Vicinium and subsequently have a recurrence, could potentially have a second round of Vicinium induction and maintenance therapy • Ongoing maintenance therapy: Patients who have a CR and remain recurrence-free at 2- years, could potentially continue maintenance therapy • Combination therapy: Vicinium could potentially be used in combination with BCG in second line. • BCG has been in short supply. Though Sanofi is now back in production, they have announced they intend to stop manufacturing BCG in 2018. Hence, Vicinium could potentially be used first-line, after TURBT, for patients who lack access to BCG. • Patients who are immuno-compromised are at high risk of disseminated BCG-disease. Vicinium could potentially be used for such patients • For patients at high risk of progression (CIS and T1), Vicinium could potentially be used in combination with BCG in first line 14

Vicinium: Phase 1 Clinical Results • 64 patients with Grade 2 or 3 BCG refractory or intolerant+ NMIBC* • Trial design • Treated weekly x 6 weeks: Dose escalation (0.1- 30.16 mg) • Efficacy assessment: Cystoscopy, Biopsy (Random and Directed), Urine Cytology *Source: Kowalski et. al., Drug Design, Development and Therapy 4: 313, 2010. Safety and Exploratory Efficacy • CIS population Complete Response (CR) rate at 3 months: • Low dose (0.1 mg - <1.0mg): 1/6 (17%) • High Dose (≥ 10.0mg): 4/11 (36%) • Papillary patients: • 19/44 (43%) • No dose limiting toxicities (DLTs) reported. Well tolerated at these doses. • No maximum tolerated dose (MTD) was reached. • Only 2 subjects with detectible systemic levels (very near the LLQ). No clinical complications +Refractory defined as recurrence within 2 years after at least one full cycle of BGC. 5 of 64 patients were BCG intolerant *Source: Kowalski et. al., Drug Design, Development and Therapy 4: 313, 2010 15

Vicinium: Phase 2 Clinical Results • 46 post BCG refractory or intolerant carcinoma in situ (CIS) subjects* • Refractory or intolerance to one or more courses of BCG in the prior 24 month • CIS is most aggressive form, toughest to treat NMIBC population • Induction phase: 30mg in 40mL for 6 or 12 weeks + maintenance dosing • Maintenance cycle (1 x per week for 3 weeks) every 3 months in responders • Primary endpoint: CR at 3 months; assessed for durability every 3 months until 12 months *Source: Kowalski et. al., Journal of Urology, 188: 1712, 2012. • CR rates • 3 months: 40% (18 of 45 evaluable subjects) • 12 months: 17% (12 week arm) and 13% (6 week arm) • All patients that were CR at 1 year on 12 week arm remained disease-free for at least 18 months • Median time to recurrence: 408 days (12 wk arm) vs. 274 days (6 wk arm); p = 0.17 • No significant toxicity or tolerability issues Safety and Exploratory Efficacy 16

Vicinium: Phase 2 Clinical Results CIS with or without Ta, T1 CIS with or without Ta, T1 Treatment Arm B Subjects (N=20) Treatment Arm A Subjects (N=20) 6 Week Induction 12 Week Induction 73% of the non CRs showed reduction in tumor or stable disease relative to % area affected at baseline Increased Area Affected n=3 Stable Disease N=4 Partial Response N=4 Complete Responders N=9 % Reduction from Baseline % Increase over Baseline Of the 46 subjects enrolled, 27 subjects (58.7%) had failed at least two rounds of BCG treatment *Only subjects (40/46) with baseline and 3 mos bladder map data are included 17

Adverse Events: Phase 1 and 2 Trials • No significant toxicity or tolerability issues ‒ Generally well tolerated ‒ No subjects unable to complete treatment • Phase 1 Trial ‒ 31% of subjects experienced an AE related to treatment ‒ 98% of all AEs were Grade 1 or 2 ‒ Incidence of AEs decreased with increasing dose ‒ No treatment-related SAEs were reported • Phase 2 Trial ‒ 65% of subjects had an AE related to treatment, % of subjects with AEs similar in both treatment arms ‒ 6 subjects reported SAEs. None of the SAEs were determined to be related to the study drug. • AEs regardless of causality ‒ Renal and urinary disorders were the most common adverse events • Hematuria, dysuria, pollakiuria, micturition urgency, urinary tract infections, nocturia, incontinence and bladder pain and spasms ‒ The most frequent systemic adverse events • Fatigue and Dizziness 18

An Open-Label, Multicenter, Phase 3 Study to Evaluate the Efficacy and Tolerability of Intravesical ViciniumTM in Subjects with Non Muscle Invasive Carcinoma in Situ (CIS) and/or High-Grade Papillary Disease of the Bladder Previously Treated with Bacillus Calmette Guérin (BCG) 19

Vicinium Study in Bladder Cancer (VISTA) • Following the guidance provided by FDA, we commenced an open-label, non- randomized Phase 3 clinical trial of Vicinium in subjects with BCG refractory/relapsed high-grade NMIBC in the United States and Canada in Q3 2015 • Targeted to enroll 134 subjects (77 subjects with CIS) at over 65 Centers (CIS and/or Papillary Tumors) • Commenced Phase 3 clinical trial • Primary endpoint: CR for CIS subjects • Secondary endpoints include time to disease recurrence and event free survival Sample Size 134 Patients with BCG- Unresponsive High-Grade NMIBC Induction Phase Weeks 1 – 6 Twice Weekly Dosing Weeks 7 – 12 Once Weekly Dosing Maintenance Phase Up to Week 104 Every Other Week Dosing Subjects with no evidence of high-grade disease 20

Response Evaluation • Week 13 (Post-Induction Phase) and every 13 weeks • Evaluation includes cystoscopy and urine cytology • Biopsies (directed) required if suspicious lesions are found on cystoscopy • Random biopsies may be required if urine cytology suspicious for high grade urothelial carcinoma • There are no partial responses for CIS patients 21

NMIBC – Recent events • Sanofi BCG announcement – November 17th, Sanofi plans to stop producing BCG in mid-2017 saying it hasn’t been able to restore full production at a Toronto manufacturing plant that had contamination problems. • Relevance: No expected impact on Vicinium Phase 3 trial however limited availability of first line BCG could open larger market • In November 2016 the FDA released “BCG-Unresponsive NMIBC: Developing Drugs and Biologics for Treatment Guidance for Industry” for comments. We believe this guidance re-affirmed our Vicinium Phase 3 protocol. Key points: • Confirmed single-arm open label trial with CR rate as the primary endpoint can provide primary evidence of effectiveness to support a marketing application. • Suggested the potential for traditional full approval instead of conditional approval requiring a confirmatory trial post approval. • Heat Biologics – November 30th, Presented disappointing top-line data from a Phase II study of its lead pipeline candidate, HS-410 for the treatment of NMIBC • Relevance: This follows Telesta’s clinical complete response letter. Both were pursuing immune stimulatory approach versus Eleven’s targeted therapy 22

Treatment of Late-Stage SCCHN 23

Proxinium: Targeting Late-Stage Squamous Cell Carcinoma Head & Neck • Single chain anti-EpCAM fragment fused with ETA to treat late-stage SCCHN • Late-stage SCCHN is dominated by the primary tumor ‒ 40-60% of deaths result from local or regional disease* ‒ 90% of patients with disseminated disease die as a result of uncontrolled disease at the primary site or in the neck** • The annual incidence of head and neck cancers worldwide is more than 550,000 cases with around 300,000 deaths each year*** ‒ 2016 estimate of 46,330 new cases of oral cavity, pharyngeal and laryngeal tumors in the U.S. with ~9,570 deaths**** • Surgery highly invasive and associated with significant morbidity ‒ Five year survival rate of only 40-50%, depending on stage of advancement ‒ Up to 70% of patients present with advanced disease ‒ Recurrent disease often not suitable for additional surgery or radiation • Standalone chemo/biologics have limited benefit ‒ 2nd line chemotherapy median survival is 103 days**; Best Supportive Care median survival is 56 days** • Potentially complementary to checkpoint inhibitors *Source: Clayman & Dreiling, Injectable Modalities as Local and Regional Strategies for Head and Neck Cancer **Source: Leon et. al. Clin Oncol 17: 418, 2005. ***Jemal et al. CA Cancer J Clin 61: 69, 2011 ****American Cancer Society (http://www.cancer.org/cancer/oralcavityandoropharyngealcancer/detailedguide/oral-cavity-and-oropharyngeal-cancer-key-statistics 24

Proxinium Phase I Studies VB4-101 VB4-101A Location Russia Brazil Schedule Daily x 5 Q 28 days Weekly x 4 MTD 200 µg 700 µg N 24 20 EpCAM positive 17 18 Response Criteria – based on target lesion(s) • Investigator’s measurements • Investigator’s overall assessment including qualitative changes • Independent 3rd party assessment of available radiologic data Evaluable for Response 14 16 Antitumor Activity 43% 62.5% Dose-Limiting Toxicity LFT elevations LFT elevations 25

Proxinium: Phase 1 Clinical Trial Results • EpCAM expression was not an inclusion criterion • EpCAM positive subjects were 71% (Russia) and 90% (Brazil) • None of the evaluable EpCAM-negative subjects (n=8) from either trial responded • Three out of the four patients with complete responses had regression or complete resolution of noninjected lesions adjacent to the injected tumors • Proxinium was generally well-tolerated • Mean OS for EpCAM+ subjects was 196 days vs. 101 days for EpCAM “-” subjects • The results from these two Phase 1 studies suggest that Proxinium may be effective in the treatment of EpCAM–positive SCCHN *Source: MacDonald et. al. Drug Design, Development and Therapy 2: 105, 2008; MacDonald et. al., Medical Oncology 26: 257, 2009 26

After four weeks of treatment Targeted tumor cell cytotoxicity may lead to cross-priming and immune therapy (T cell-mediated killing) of non-targeted tumors Injected Tumor Subject A: Subject B: Pre-treatment Injected Tumor Non-Targeted Tumor Proxinium: Targeted & Non-Targeted Responses 27

Proxinium: Phase 2 Trial • Reduction in the bidirectional size of the principle targeted tumor observed in 71% (10/14) of the evaluable subjects • RECIST criteria not employed • In 5 subjects with multiple tumors, growth control of the initial treated tumor was achieved in 4/5 subjects leading to treatment of additional tumors • Small study performed in N. America to verify safety of recommended dose • 15 EpCAM “+” radiation and chemotherapy refractory late-stage SCCHN subjects • Proxinium administered weekly at 500 mg or 700 mg via intratumoral injection • Proxinium was generally well-tolerated with pain at the injection site as the main AE • Confirmed 700µg as the recommended dose. * One non-evaluable subject who received a single dose not included in graph 28

Proxinium: Phase 3 Trial Efficacy in Late-Stage SCCHN • Randomized 2 arm trial - Proxinium + Best Supportive Care (BSC) vs. BSC • Phase 2 lead-in rolled into Phase 3 • EpCAM-positive, refractory late-stage SCCHN • 700 mg of Proxinium administered weekly via intratumoral injection • Treated until CR of all target tumors or tumor progression occurred • Primary endpoint - Overall survival time • Efficacy and Safety - 166 randomized subjects at time of termination • This study was terminated early due to enrollment challenges, not due to safety or efficacy • Safety data for 132 randomized subjects • Adverse events were consistent in frequency and nature in both treatment arms • No significant irreversible toxicity or tolerability issues identified • Survival data available for 133 subjects • 67 Proxinium + BSC arm, 66 BSC alone arm • Though not statistically significant, preliminary results suggested efficacy of Proxinium based on an increased median survival of just over 40% (148 days vs. 105 days) 29

Proxinium: Phase 2/3 Clinical Trial Data Proxinium + BSC vs. BSC summarized Phase 2 and Phase 3 data* RECIST criteria not employed Progression Stable Disease Response *Only subjects with baseline and post-treatment tumor measurements are included (N = 36 for Proxinium + BSC; N = 26 for BSC only). 30

Immune Checkpoint Combinations • Clinical trials suggest that Proxinium may be promoting host anti-tumor immune responses • Immune checkpoint therapy requires an ongoing immune response ‒ Effective in “hot” (inflamed) tumors often associated with somatic mutations • Immune Cell Death (ICD)* ‒ Promotes a pro-inflammatory environment ‒ Can release tumor neoantigens into this environment to drive adaptive cellular immune responses • ICD is associated with Damage Associated Molecular Patterns (DAMPs) ‒ Cell death signals recognized by APCs (M1 phenotype) ‒ Key DAMPs – calreticulin cell surface expression, active ATP release from the cell, passive release of high mobility group box 1 protein (HMGB1) • Not all cytotoxins mediate cell death equally - Mitomycin C – poor activator, doxorubicin is a good activator * Reviewed in Vandenabaele, p et al, Adv. Exp Medical Biology 930:133-49 2016 31

Proxinium: ICD-induced DAMPs Proxinium mediates ICD and induces DAMPs suggesting that it could promote host cellular anti-tumor immune responses Control Proxinium VB4-4B5 9 hrs 5.7 ± 0 8.8 ± 0.1 5.8 ± 0.3 18 hrs 10.3 ± 0.3 17. 05 ± 0.35 10.5 ± 0.1 36 hrs 9.75 ± 0.25 21.65 ± 0.55 11.5 ± 0.1 NT Proxinium VB4-4B5 18 hours 22.5 ± 1.6 41.6 ± 1.9 16 ± 0.6 ATP release In vitro ATP release from SW-480 tumor cells was observed following Proxinium treatment but not with a non-specific control (VB4-4B5) Cell Surface Calreticulin expression In vitro expression of calreticulin on the cell surface was observed following Proxinium-mediated killing of SW-480 tumor cells 32 measured by quinacrine using flow cytometry measured by flow cytometry

Preclinical Assessment with a Checkpoint Inhibitor

- Immunodeficient myeloablated NOG mice engrafted with human bone marrow stem cells. Mice implanted with contralateral EpCAM “+” PDX tumors and effect of Proxinium on injected tumors and uninjected tumors alone or in combination with a PD-1 inhibitor was assessed.
- Proxinium resulted in significantly better growth control of the injected tumor than the checkpoint inhibitor alone.
- The combination of Proxinium and the checkpoint inhibitor exhibited better growth control of the uninjected tumor than either agent alone. This response occurred in a time frame consistent with the induction of an immune response.

Injected Tumors

Tumor Volume for CTG-0167 (Dosed)



Group 1 Vehicle control
Group 2 Viventia agent
Group 3 PD-1
Group 4 Viventia agent/PD-1
% Change
Day

Uninjected Tumors

Tumor Volume for CTG-0167 (Undosed)



Group 1 Vehicle control
Group 2 Viventia agent
Group 3 PD-1
Group 4 Viventia agent/PD-1
% Change
Day

ELEVEN

33

Proxinium: Proposed Clinical Development Plan • The observed responses in non-injected tumors during our clinical trials suggests that an anti-tumor immune response may be generated against tumor neoantigens released from tumor cells killed by Proxinium • Opdivo® and Keytruda® have been approved for treatment of SCCHN. The potential for Proxinium to induce cross-priming and mediate immune killing of non-targeted tumors suggests that a combination study may be the best path forward • We plan to initiate a non-comparative trial in SCCHN evaluating Proxinium in combination with a checkpoint inhibitor 34

De-Immunized Systemic Product Pipeline Bouganvillea sp. deBouganin toxin 35

deBouganin Pre-clinical Overview • Highly potent plant toxin • Picomolar killing, avoidance of MDR, potentially effective against cancer stem cells • Safety profile provides broad therapeutic window • Engineered a de-immunized variant for systemic delivery • Type 1 ribosome inactivating protein • RNA N-glycosidase causes deadenylation of the 28S ribosome • Blocks translation inducing apoptotic cell death • Cell cycle independent • Potentially effective against cancer stem cells 36

• deBouganin conjugated to Herceptin is more potent than T- DM1 (Herceptin-DM1) nM 0.01 0.1 1 10 % S ur vi val +/- S .E 0 20 40 60 80 100 120 T-DM1 Her-deBoug Potency against individual 3+ HER2 cell lines nM 0.01 0.1 1 10 100 1000 10000 % S ur vi va l + /- S .E 0 20 40 60 80 100 120 T-DM1 DM1 nM 0.01 0.1 1 10 100 1000 10000 % S ur vi va l + /- S .E 0 20 40 60 80 100 120 deBoug Herc-deBoug • Free deBouganin does not readily enter a cell thus limiting off-target killing 37 deBouganin vs. DM1

nM # o f m am m o sp h er es + /- S .E 0 20 40 60 80 NT T-DM1 Herc-deB 0 0.1 1 10 • Herceptin-deBouganin is more potent than T-DM1 against tumor cells with cancer stem cell properties • Targeted deBouganin is designed to avoid MDR mechanisms (e.g. PgP-1 overexpression) Cell line MDR Status IC50 (nM) VB6-845 Doxorubicin Taxol NCI-H69 w.t. 2.8 ± 0.4 63 ± 26 4 NCI-H69-LX4 MDR “+” 0.5 ± 0.1 3620 ± 345 >1000 38 Potential Advantages of deBouganin

• Completed Two Dose Cohorts in Phase 1 trial in Solid Tumor Subjects • Primary tumor types: kidney, ovary, breast, stomach, pancreas, non small cell lung, thyroid and colorectal • Immunogenicity • No significant antibody response against the de-immunized bouganin • But 6/15 subjects (40%) exhibited immune reactivity against the Fab by week 3 • Stable disease on CT • 5/7 subjects who completed 4 weeks of therapy • 1/3 subjects dosed beyond the first treatment cycle showed stable disease at the completion of the second and third cycles • Two subjects had radiographic evidence of a reduction in tumor size • Kidney cancer – CT reduction of target tumors (11 – 29%) • Breast cancer – CT decrease in 4/5 measurable target lesions in the liver (4% – 15%), other non-targeted lesions were stable • 5 SAEs reported • Only 2 SAEs related to treatment -- both infusion related reactions *Source: Entwistle et al. Chapter 19, Antibody-Drug Conjugates and Immunotoxins, G.L. Phillips (ed), 2013 39 VB6-845: deBouganin-EpCAM Fab

VB5-845 ( m g/mL) 0 5 10 15 20 25 M ea n F o ld I n c reas e 0 10 20 30 40 50 VB6-845 VB6-845d VB6-845d retains binding specificity in pre-clinical study % p o sit ive -d o n o rs 0 5 10 15 20 25 30 95 100 WT D 22% 4% 845 Fab 845d Fab Successful de-immunization of 845 Fab to create VB6-845d <10% = low immunogenic potential 40 VB6-845: Intend to File IND with FDA in 2017

Vicinium NMIBC Phase 3 initiation 2016 Initiate Proxinium / Checkpoint SCCHN Phase 2 trial 1H 2017 Vicinium NMIBC Phase 3 full enrollment 1H 17 Submit IND to FDA for systemic product candidate VB6-845d 2017 Vicinium NMIBC Phase 3 topline data 1H 18  Upcoming Milestones 41